Exhibit 10.1
------------


                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------

     This  Securities  Purchase  Agreement  (this  "Agreement")  is  dated as of
                                                    ---------
December 31, 2004, among Sinovac Biotech Ltd., a West Indies corporation (the "Company"), and each purchaser identified on the signature pages hereto (each,
 -------
including  its  successors  and assigns,  a  "Purchaser"  and  collectively  the
                                              ---------
"Purchasers"); and
 ----------

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company in the aggregate, up to $3,500,000 of shares of Common Stock and Warrants on the Closing Date.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

       1.1    Definitions.  In addition to the terms  defined  elsewhere in this
              -----------
Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:"Action" shall have the meaning ascribed
                                         ------
to such term in Section 3.1(j).

              "Affiliate" means any Person that,  directly or indirectly through
               ---------
       one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

              "Closing" means the closing of the purchase and sale of the Common
               -------
       Stock and the Warrants pursuant to Section 2.1.

              "Closing  Date" means the Trading Day when all of the  Transaction
               -------------
       Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers' obligations to pay the Subscription Amount and (ii) the Company's obligations to deliver the Securities have been satisfied or waived.

              "Closing Price" means on any particular date (a) the last reported
               -------------
       closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time) for the closing bid price for regular session trading on such day), or (c) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board (as reported by Bloomberg L.P. at 4:15 PM (New York time),

       (d) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the Pink Sheets LLC (formerly the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (e) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by a qualified independent appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding.

              "Commission" means the Securities and Exchange Commission.
               ----------

              "Common  Stock" means the common  stock of the Company,  par value
               -------------
       $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

              "Common Stock  Equivalents" means any securities of the Company or
               -------------------------
       the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

              "Company  Counsel"  means as applicable  the firm of Devlin Jensen
               ----------------
       and the firm of Thomas Stepp and Associates.

              "Disclosure  Schedules"  means  the  Disclosure  Schedules  of the
               ---------------------
       Company delivered concurrently herewith.

              "Effective Date" means the date that the Registration Statement is
               --------------
       first declared effective by the Commission.

              "Evaluation  Date" shall have the meaning ascribed to such term in
               ----------------
       Section 3.1(r).

              "Exchange  Act"  means the  Securities  Exchange  Act of 1934,  as
               -------------
       amended.

              "Exempt Issuance" means the issuance of (a) shares of Common Stock
               ---------------
       or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities, and (c) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

              "Force  Majeure"  shall mean any unusual event arising from causes
               --------------
       reasonably beyond the control of the Company that could not be reasonably anticipated that causes a delay in or prevents the performance of any obligation under this Agreement or the agreements contemplated hereby, including but not limited to: acts of God; fire; war; terrorism; insurrection; civil disturbance; explosion; adverse weather conditions that could not be reasonably anticipated; unusual delay in transportation; strikes or other labor disputes; restraint by court order or order of public authority but specifically not including any event resulting from the failure of the Commission or Company's transfer agent to act or perform any function.

              "FW"  means  Feldman  Weinstein  LLP with  offices  located at 420
               --
       Lexington Avenue, Suite 2620, New York, New York 10170-0002.

              "GAAP"  shall have the  meaning  ascribed  to such term in Section
               ----
       3.1(h).

              "Intellectual  Property Rights" shall have the meaning ascribed to
               -----------------------------
       such term in Section 3.1(o).

              "Legend Removal Date" shall have the meaning ascribed to such term
               -------------------
       in Section 4.1(c).

              "Liens"  means a lien,  charge,  security  interest,  encumbrance,
               -----
       right of first refusal, preemptive right or other restriction.

              "Material  Adverse Effect" shall have the meaning ascribed to such
               ------------------------
       term in Section 3.1(b).

              "Material Permits" shall have the meaning ascribed to such term in
               ----------------
       Section 3.1(m).

              "Participation  Maximum"  shall have the meaning  ascribed to such
               ----------------------
       term in Section 4.13.

              "Per Share Purchase Price" equals $3.00, subject to adjustment for
               ------------------------
       reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

              "Person" means an individual or corporation,  partnership,  trust,
               ------
       incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

              "Proceeding"  means  an  action,  claim,  suit,  investigation  or
               ----------
       proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

              "Purchaser  Party" shall have the meaning ascribed to such term in
               ----------------
       Section 4.9.

              "Registration  Rights  Agreement"  means the  Registration  Rights
               -------------------------------
       Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of Exhibit A hereto.

              "Registration  Statement" means a registration  statement  meeting
               -----------------------
       the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

              "Required  Approvals" shall have the meaning ascribed to such term
               -------------------
       in Section 3.1(e).

              "Rule 144" means Rule 144  promulgated by the Commission  pursuant
               --------
       to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

              "SEC  Reports"  shall have the  meaning  ascribed  to such term in
               ------------
       Section 3.1(h).

              "Securities"  means  the  Shares,  the  Warrants  and the  Warrant
               ----------
       Shares.

              "Securities Act" means the Securities Act of 1933, as amended.
               --------------

              "Shares"  means the shares of Common  Stock  issued or issuable to
               ------
       each Purchaser pursuant to this Agreement.

              "Short Sales" shall include, without limitation, all "short sales"
               -----------
       as defined in Rule 3b-3 of the Exchange Act.

              "Subscription Amount" means, as to each Purchaser, the amounts set
               -------------------
       forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

              "Subsidiary"  shall mean the subsidiaries of the Company,  if any,
               ----------
       set forth on Schedule 3.1(a).

              "Trading Day" means a day on which the Common Stock is traded on a
               -----------
       Trading Market.

              "Trading Market" means the following markets or exchanges on which
               --------------
       the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

              "Transaction Documents" means this Agreement, the Warrants and the
               ---------------------
       Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

              "Warrants" means the Common Stock Purchase  Warrants,  in the form
               --------
       of Exhibit B, delivered to the Purchasers at the Closing in accordance with Section 2.2(a)(iii) hereof, which warrants shall be exercisable immediately upon issuance for a term of two years, subject to the Company's right to call the Warrants as set forth therein, and (a) from the Initial Exercise Date (as defined in the Warrant) until the one year, one Trading Day anniversary of the Initial Exercise Date, such Warrants shall have an exercise price equal to $3.35, subject to adjustment as provided therein and (b) from the one year, one Trading Day anniversary of the Initial Exercise Date until the Termination Date (as defined in the Warrant), such Warrants shall have an exercise price equal to $4.00, subject to adjustment as provided therein.

              "Warrant  Shares"  means the shares of Common Stock  issuable upon
               ---------------
       exercise of the Warrants.

                                   ARTICLE II.
                                PURCHASE AND SALE

       2.1    Closing.  On the Closing Date,  each Purchaser shall purchase from
              -------
the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser, (a) a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price and
(b) the Warrants as determined pursuant to Section 2.2(a)(iii). The aggregate Subscription Amounts for the Shares sold hereunder shall be up to $3,500,000. Upon satisfaction of the conditions set forth in Section 2.3, the Closing shall occur at the offices of FW or such other location as the parties shall mutually agree.

       2.2    Deliveries
              ----------

              (a) On the Closing Date, the Company shall deliver or cause to be delivered (or deliver at a later time as approved by the Purchaser) to each Purchaser the following:

                     (i)    this Agreement duly executed by the Company;

                     (ii) a certificate evidencing a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

                     (iii) a Warrant of the form of Exhibit B, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to 100% of the Shares to be issued to such Purchaser,

                     (iv) the Registration Rights Agreement of the form of Exhibit A hereto duly executed by the Company; and

                     (v) a legal opinion of Company Counsel, in the form of Exhibit C attached hereto.

              (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

                     (i)    this Agreement duly executed by such Purchaser;

                     (ii)   such   Purchaser's   Subscription   Amount  by  wire
              transfer to the account as  specified  in writing by the  Company;
              and

                     (iii) the Registration Rights Agreement duly executed by such Purchaser.

       2.3    Closing Conditions.
              ------------------

              (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

                     (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

                     (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

                     (iii) the delivery by the Purchasers of the items set forth in Section 2.2(b) of this Agreement.

              (b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

                     (i)    the accuracy in all material respects on the Closing
              Date  of  the   representations  and  warranties  of  the  Company
              contained herein;

                     (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

                     (iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

                     (iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

                     (v) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

       3.1    Representations and Warranties of the Company. Except as set forth
              ---------------------------------------------
under the  corresponding  section of the Disclosure  Schedules which  Disclosure
Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Purchaser:

              (a)    Subsidiaries.  All of the direct and indirect  subsidiaries
                     ------------
       of the  Company  are set forth on  Schedule  3.1(a).  The  Company  owns,
                                          ----------------
       directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, then references in the Transaction Documents to the Subsidiaries will be disregarded.

              (b)    Organization and Qualification. Each of the Company and the
                     ------------------------------
       Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Documents, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse
                                                                ----------------
       Effect") and no Proceeding has been  instituted in any such  jurisdiction
       ------
       revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

              (c)    Authorization;  Enforcement.  The Company has the requisite
                     ---------------------------
       corporate  power  and  authority  to  enter  into and to  consummate  the transactions  contemplated  by  each  of the  Transaction  Documents  and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Documents has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

              (d)    No Conflicts.  The execution,  delivery and  performance of
                     ------------
       the Transaction Documents by the Company, the issuance and sale of the Shares and the consummation by the Company of the other transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or
       (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

              (e)    Filings,   Consents  and  Approvals.  The  Company  is  not
                     -----------------------------------
       required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) application(s) to each applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and
       (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").
            ------------------

              (f)    Issuance of the  Securities.  The Shares and  Warrants  are
                     ---------------------------
       duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The

       Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

              (g)    Capitalization.  The  capitalization  of the  Company is as
                     --------------
       described in the Company's most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

              (h)    SEC Reports;  Financial  Statements.  The Company has filed
                     -----------------------------------
       all reports required to be filed by it as a foreign reporting issuer trading on the AMEX under the Securities Act and the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid
                      ------------
       extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with relevant regulatorily required generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be
                                                        ----
       otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

              (i)    Material  Changes.  Since  the date of the  latest  audited
                     -----------------
       financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

              (j)    Litigation.  There is no action,  suit, inquiry,  notice of
                     ----------
       violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i)
                                                              ------
       adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

              (k)    Labor  Relations.  No material  labor dispute exists or, to
                     ----------------
       the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

              (l)    Compliance.  Neither the Company nor any  Subsidiary (i) is
                     ----------
       in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

              (m)    Regulatory  Permits.   The  Company  and  the  Subsidiaries
                     -------------------
       possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has
         -----------------
       received any notice of proceedings relating to the revocation or modification of any Material Permit.

              (n)    Title to Assets. The Company and the Subsidiaries have good
                     ---------------
       and marketable title as disclosed in public filings to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

              (o)    Patents and  Trademarks.  The Company and the  Subsidiaries
                     -----------------------
       have,  or  have  rights  to  use,  all  patents,   patent   applications,
       trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights").
                                               ------------------------------
       Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

              (p)    Insurance.  The Company and the Subsidiaries are insured by
                     ---------
       insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

              (q)    Transactions  With Affiliates and Employees.  Except as set
                     -------------------------------------------
       forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

              (r)    Sarbanes-Oxley;  Internal Accounting Controls.  The Company
                     ---------------------------------------------
       is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as a foreign issuer as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and
       (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. If applicable to a company such as the Company, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. If applicable to a company such as the Company, the Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company
                                               ----------------
       presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

              (s)    Certain Fees. No brokerage or finder's fees or  commissions
                     ------------
       are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

              (t)    Private Placement.  Assuming the accuracy of the Purchasers
                     -----------------
       representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

              (u)    Investment  Company.  The  Company  is  not,  and is not an
                     -------------------
       Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

              (v)    Registration  Rights.  No Person has any right to cause the
                     --------------------
       Company to effect the registration under the Securities Act of any securities of the Company.

              (w)    Listing and Maintenance Requirements.  The Company's Common
                     ------------------------------------
       Stock is registered by the filing of a Form 20-F pursuant to the Exchange Act and pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

              (x)    Application  of Takeover  Protections.  The Company and its
                     -------------------------------------
       Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

              (y)    Disclosure.  The Company confirms that, neither the Company
                     ----------
       nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

              (z)    No  Integrated  Offering.  Assuming  the  accuracy  of  the
                     ------------------------
       Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the
       Securities  Act  or  any  applicable   shareholder  approval  provisions,
       including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

              (aa)   Solvency.  Based on the financial  condition of the Company
                     --------
       as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC

       Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed
                    ------------
       money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

              (bb)   Form F-3  Eligibility.  The Company is eligible to register
                     ---------------------
       the resale of its Common Stock by the Purchasers under Form F-3 promulgated under the Securities Act and the Company hereby covenants and agrees to use its best efforts to maintain its eligibility to use Form F-3 until the Registration Statement covering the resale of the Shares shall have been filed with, and declared effective by, the Commission.

              (cc)   Taxes.  Except for matters that would not,  individually or
                     -----
       in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

              (dd)   General  Solicitation.  Neither  the Company nor any person
                     ---------------------
       acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

              (ee)   Foreign Corrupt Practices.  Neither the Company, nor to the
                     -------------------------
       knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

              (ff)   Accountants.  The  Company's  accountants  are set forth on
                     -----------
       Schedule 3.1(ff) of the Disclosure Schedule.  To the Company's knowledge,
       ----------------
       such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company's Annual Report for the year ending December 31, 2004, are a registered public accounting firm as required by the Securities Act.

              (gg)   Acknowledgment  Regarding  Purchasers'  Purchase of Shares.
                     ----------------------------------------------------------
       The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

              (hh)   Acknowledgement  Regarding  Purchasers'  Trading  Activity.
                     ----------------------------------------------------------
       Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 4.15 hereof), it is understood and agreed by the Company (i) that none of the Purchasers have been asked to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities; (iii) that any Purchaser, and counter parties in "derivative" transactions to which any such Purchaser is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction.

       3.2    Representations  and Warranties of the Purchasers.  Each Purchaser
              -------------------------------------------------
hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

              (a)    Organization;  Authority.  Such Purchaser is an entity duly
                     ------------------------
       organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Documents to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

              (b)    Own Account. Such Purchaser understands that the Securities
                     -----------
       are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

              (c)    Purchaser  Status.  At the time such  Purchaser was offered
                     -----------------
       the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8)
       under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

              (d)    Experience of Such Purchaser. Such Purchaser,  either alone
                     ----------------------------
       or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

              (e)    General Solicitation.  Such Purchaser is not purchasing the
                     --------------------
       Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

              (f)    Short Sales. Such Purchaser has not directly or indirectly,
                     -----------
       nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any Short Sales in the securities of the Company (including, without limitations, any Short Sales involving the Company's securities) since such time as the Purchaser was first contacted regarding an investment in the Company ("Discussion Time").
                                                          ---------------

       The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

       4.1    Transfer Restrictions.
              ---------------------

              (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

              (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

              THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE
              SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

              The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

              (c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or
                                            ---------------------
       cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser's prime broker with the Depository Trust Company System.

              (d) In addition to such Purchaser's other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such
       Securities  are submitted to the  Company's  transfer  agent)  subject to
       Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without legend;  provided,  however, that the Company shall not
                                  --------   -------
       be obligated to pay any per Trading Day  liquidated  damages with respect to delays  directly  caused by a Force Majeure;  provided,  further,  the
                                                        --------   -------
       Company shall use best efforts to remedy or overcome such failures as promptly as possible. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

              (e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

       4.2    Furnishing  of   Information.   As  long  as  any  Purchaser  owns
              ----------------------------
Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

       4.3    Integration. The Company shall not sell, offer for sale or solicit
              -----------
offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

       4.4    Securities Laws Disclosure;  Publicity. The Company shall, by 8:30
              --------------------------------------
a.m. Eastern time on the Trading Day following the date hereof, issue a press release reasonably acceptable to each Purchaser disclosing the material terms of the transactions contemplated hereby and within 4 Trading Days of the date hereof a Current Report on Form 6-K which shall have attached thereto the Transaction Documents. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause
(i) or (ii).

       4.5    Shareholder  Rights Plan. No claim will be made or enforced by the
              ------------------------
Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

       4.6    Non-Public  Information.  The  Company  covenants  and agrees that
              -----------------------
neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

       4.7    Use of  Proceeds.  Except as set forth on  Schedule  4.7  attached
              ----------------                           -------------
hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Common Stock or Common Stock Equivalents or to settle any outstanding litigation.

       4.8    Reimbursement.  If any Purchaser  becomes involved in any capacity
              -------------
in any Proceeding by or against any Person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Purchaser to or with any current stockholder), solely as a result of such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

       4.9    Indemnification  of Purchasers.  Subject to the provisions of this
              ------------------------------
Section 4.9, the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations,
 ---------------
claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a

Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

       4.10   Reservation  of Common Stock.  As of the date hereof,  the Company
              ----------------------------
has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

       4.11   Listing of Common  Stock.  The Company  hereby  agrees to use best
              ------------------------
efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

       4.12   Equal Treatment of Purchasers.  No consideration  shall be offered
              -----------------------------
or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat for the Company the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

       4.13   [INTENTIONALLY DELETED].

       4.14   Subsequent  Equity Sales. From the date hereof until the Effective
              ------------------------
Date, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a "Variable Rate
                                                                  --------------
Transaction" (as defined below). The term "Variable Rate Transaction" shall mean
-----------                                -------------------------
a transaction in which the Company issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

       4.15   Price Protection. As to each Purchaser, from the date hereof until
              ----------------
the Effective date, if the Company or any Subsidiary thereof shall issue any Common Stock or Common Stock Equivalents entitling any person or entity to acquire shares of Common Stock at an effective price per share less than a Per Share Purchase Price (the "Discounted Purchase Price", as further defined
                              ---------------------------
below), within 5 Trading Days of the date thereof the Company shall issue to such Purchaser that number of additional shares of Common Stock equal to (a) the actual Subscription Amount paid by such Purchaser at each Closing divided by the Discounted Purchase Price, less (b) the sum of the Shares previously issued to such Purchaser pursuant to this Agreement. The term "Discounted Purchase Price"
                                                      -------------------------
shall mean the amount actually paid by third parties for a share of Common Stock. The sale of Common Stock Equivalents shall be deemed to have occurred at the time of the issuance of the Common Stock Equivalents and the Discounted Purchase Price covered thereby shall also include the actual exercise or conversion price thereof at the time of the conversion or exercise (in addition to the consideration per share of Common Stock underlying the Common Stock Equivalents received by the Company upon such sale or issuance of the Common Stock Equivalents). If shares are issued for a consideration other than cash, the per share selling price shall be the fair value of such consideration as determined in good faith by the Board of Directors of the Company. The Company may not refuse to issue a Purchaser additional Shares hereunder based on any claim that such Purchaser or any one associated or affiliated with such Purchaser has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining an issuance hereunder shall have been sought and obtained and the Company posts a surety bond for the benefit of such Purchaser in the amount of 150% of the market value of such Shares (based on the Closing Price of the Common Stock on the date of the event giving rise to the Company's obligation hereunder), which is subject to the injunction, which bond shall remain in effect until the completion of litigation of the dispute and the proceeds of which shall be payable to the Purchaser to the extent it obtains judgment. Nothing herein shall limit a Purchaser's right to pursue actual damages for the Company's failure to deliver Shares hereunder and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. On the date of closing of any transaction pursuant to which securities are issued for a Discounted Purchase Price, the Company shall give the Purchasers written notice thereof. By notice to the Company, a Purchaser may irrevocably elect to defer all or part of any issuances hereunder by consecutive 75 day periods until all Shares issuable hereunder are issued. Notwithstanding anything to the contrary herein, this Section 4.15 shall not apply to an Exempt Issuance.

       4.16   Short  Sales.  Each  Purchaser  covenants  that neither it nor any
              ------------
affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the Discussion Time until prior to the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4.

                                   ARTICLE V.
                                  MISCELLANEOUS

       5.1    Termination.  This Agreement may be terminated by any Purchaser or
              -----------
the Company, by written notice to the other parties, if the Closing has not been consummated on or before December 31, 2004; provided that no such termination
                                              --------
will affect the right of any party to sue for any breach by the other party (or parties).

       5.2    Fees and Expenses.  The Company shall  reimburse Truk  Opportunity
              -----------------
Fund,  LLC  ("Truk")  the  sum of  $10,000  for its  legal  fees  and  expenses.
              ----
Accordingly, at the Closing, the Company hereby authorizes Truk to offset its Subscription Amount by $10,000 as payment of such obligation. The Company shall deliver, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the delivery of the Securities.

       5.3    Entire  Agreement.  The Transaction  Documents,  together with the
              -----------------
exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

       5.4    Notices. Any and all notices or other communications or deliveries
              -------
required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

       5.5    Amendments;  Waivers. No provision of this Agreement may be waived
              --------------------
or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

       5.6    Headings.  The headings  herein are for  convenience  only, do not
              --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

       5.7    Successors and Assigns.  This Agreement  shall be binding upon and
              ----------------------
inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

       5.8    No Third-Party  Beneficiaries.  This Agreement is intended for the
              -----------------------------
benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

       5.9    Governing  Law.  All  questions   concerning   the   construction,
              --------------
validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

       5.10   Survival.  The representations and warranties herein shall survive
              --------
the Closing and delivery of the Shares and Warrant Shares.

       5.11   Execution.   This  Agreement  may  be  executed  in  two  or  more
              ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

       5.12   Severability.  If any  provision  of this  Agreement is held to be
              ------------
invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

       5.13   Rescission and Withdrawal Right.  Notwithstanding  anything to the
              -------------------------------
contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Documents and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

       5.14   Replacement  of  Securities.  If  any  certificate  or  instrument
              ---------------------------
evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

       5.15   Remedies.  In  addition to being  entitled to exercise  all rights
              --------
provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

       5.16   Payment Set Aside.  To the extent that the Company makes a payment
              -----------------
or payments to any Purchaser pursuant to any Transaction Documents or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

       5.17   Independent  Nature of  Purchasers'  Obligations  and Rights.  The
              ------------------------------------------------------------
obligations of each Purchaser under any Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other
Purchaser under any Transaction Documents. Nothing contained herein or in any Transaction Documents, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FW. FW does not represent all of the Purchasers but only Truk, who has acted as placement agent to the transaction. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. Should the Purchaser's payment hereunder be submitted to the Company Counsel, in trust or otherwise (whether by wire transfer or otherwise), then the Purchaser agrees that he Company Counsel shall have no accountability to the Purchaser except to forward the funds to the Company and the Purchaser acknowledges that the Company Counsel are merely recipients for the Company and have no lawyer's obligations of any nature to the Purchaser. The Purchaser agrees that submission of the payment to the Company Counsel in trust is to be deposited into the trust account of the Company and shall be the property of the Company at that point. The only duty the Company Counsel shall have to the Purchaser is to deliver the subscription agreement (as delivered) and the subscription monies to the Company, all solely at the Company's instruction. Under no circumstances shall the Company Counsel be considered to be giving legal or other advice or services to the Purchaser and no communication between the Purchaser and such Company Counsel shall be considered advice (at the most only administrative subscription assistance on behalf of the Company) but the Purchaser shall rely solely and exclusively on his own judgment and the advice of his own counsel.

       5.18   Liquidated Damages.  The Company's  obligations to pay any partial
              ------------------
liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

       5.19   Construction.  The parties  agree that each of them  and/or  their
              ------------
respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.


                            (Signature Page Follows)

       IN WITNESS  WHEREOF,  the parties  hereto  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


SINOVAC BIOTECH LTD.                                 Address for Notice:
--------------------                                 -------------------



By:
   --------------------------------------
     Name:
     Title:

With a copy to (which shall not constitute notice):






                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

        [PURCHASER SIGNATURE PAGES TO SVA SECURITIES PURCHASE AGREEMENT]

       IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


Name of Purchaser:
                   --------------------------------------------------------
Signature of Authorized Signatory of Purchaser:
                                                -----------------------------
Name of Authorized Signatory:
                              --------------------------------------------------
Title of Authorized Signatory:
                               -------------------------------------------------
Email Address of Purchaser:
                            ---------------------------------------------

Address for Notice of Purchaser:




Address for Delivery of Securities for Purchaser (if not same as above):





Subscription Amount:
Shares:
Warrant Shares:
EIN Number:  [PROVIDE THIS UNDER SEPARATE COVER]

                           [SIGNATURE PAGES CONTINUE]

                                                                         Annex A
                                                                         -------

                                CLOSING STATEMENT
                                -----------------

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $3,500,000 of Common Stock and Warrants from Sinovac Biotech Ltd., a West Indies corporation (the "Company").
                                                                      -------
All funds will be wired into a Company trust account maintained by Devlin Jensen, counsel to the Company. All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date:  December     , 2004
                             ----


I.     PURCHASE PRICE
       --------------

                    Gross Proceeds to be Received in Trust   $

II.    DISBURSEMENTS
       -------------

                                                             $
                                                             $
                                                             $
                                                             $
                                                             $

Total Amount Disbursed:                                      $



WIRE INSTRUCTIONS:
-----------------

Bank Name:             Royal Bank of Canada
Bank Address:          Hastings & Granville Branch
                       685 West Hastings Street
                       Vancouver, B.C.
                       Canada V6B 4N5
Transit Number:        06550 003
Account Name:          Devlin Jensen Client's Trust U.S. Account
                       Re: Sinovac Biotech Ltd.
Account Number:        400 413 1
ABA#:                  021 000 021
Swift Code:            ROYCCAT2

To:
    -------------------------------------

                         Schedule 3.1(a) - Subsidiaries
                         ------------------------------

     Name of Subsidiary        Percentage Ownership     State of Incorporation
     ------------------        --------------------     ----------------------

Sinovac Biotech Co., Ltd.              51% (*)        People's Republic of China
Tangshan Yian Biological              100%            People's Republic of China
Engineering Co., Ltd.
Sinovac Biotech (Canada) Ltd.         100%             British Columbia, Canada

(*) On November 30, 2004, the Company entered into a share purchase agreement (the "Share Purchase Agreement") with China Bioway Biotech Group Co., Ltd. ("Bioway"), Beijing Keding Co., Ltd. ("Keding") and Shenzhen Bio-Port Co., Ltd. ("Shenzhen") to acquire 13,000,000 (9.73%) of the issued and outstanding shares of Sinovac Biotech Co., Ltd. ("Sinovac (Beijing)"), the majority owned subsidiary of the Company, owned by Bioway, 3,890,000 (2.91%) of the issued and outstanding shares of Sinovac (Beijing) owned by Keding and 10,580,000 (7.92%) of the issued and outstanding shares of Sinovac (Beijing) owned by Shenzhen in exchange for US$1,570,000 in cash to Bioway, US$470,000 in cash to Keding and US$1,270,000 to Shenzhen. The closing date is set for December 30, 2004 (the "Closing Date"), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the parties to the Share Purchase Agreement. If the Closing Date has not occurred by January 30, 2005, subject to an extension as may be mutually agreed to by the parties for a maximum of 14 days per extension, then the parties shall each have the option to terminate the Share Purchase Agreement by delivery of written notice to the other parties. The Company's Board of Directors approved the entering into the Share Purchase Agreement to acquire the additional 20.56% of the issued and outstanding shares of Sinovac (Beijing) on November 30, 2004.

                        Schedule 3.1(g) - Capitalization
                        --------------------------------

       The information on this Schedule 3.1(g) modifies the representation and warranty set forth in Section 3.1(g) of the Securities Purchase Agreement:

       As of December 31, 2004, the Company's issued and outstanding shares of common stock is 35,815,015 shares.

       On November 13, 2003, the Company granted 3,000,000 stock options to acquire 3,000,000 shares of common stock of the Company at a price of $1.31 per share and expiring on November 13, 2008. On April 14, 2004, the Company granted 2,000,000 stock options to acquire 2,000,000 shares of common stock of the Company at a price of $4.55 per share and expiring on April 14, 2009. On June 9, 2004, the Company cancelled 4,500 stock options that were granted on April 14, 2004 and granted 4,500 stock options to acquire 4,500 shares of common stock of the Company at a price of $3.36 per share expiring on June 9, 2009.

       As of December 31, 2004, there have been 40,500 stock options exercised by optionees.

       On February 24, 2004, the Company issued 3,800,000 share purchase warrants to various investors pursuant to 3,800,000 units (each a "Unit") issued in a private placement. Each Unit consisted of one share of common stock, one non-transferable share purchase warrant entitling the holder thereof to acquire one additional share of common stock of the Company at a price of $1.50 per share until November 14, 2005, and one non-transferable piggyback share purchase warrant entitling the holder thereof to acquire on additional share of common stock of the Company at a price of $3.00 per shares until November 14, 2005, only if the share purchase warrants are first exercised.

       On March 19, 2004, the Company issued 379,200 share purchase warrants to various finder's pursuant to 379,200 units (each a "Unit") issued as a finder's fee in connection with the private placement closed on February 24, 2004. Each Unit consisted of one share of common stock, one non-transferable share purchase warrant entitling the holder thereof to acquire one additional share of common stock of the Company at a price of $1.50 per share until November 14, 2005, and one non-transferable piggyback share purchase warrant entitling the holder thereof to acquire on additional share of common stock of the Company at a price of $3.00 per shares until November 14, 2005, only if the share purchase warrants are first exercised.

       On November 13, 2004, the Board of Directors of the Company authorized the extension of the expiry date of the share purchase warrants issued in the private placement offering closed on February 24, 2004, and the associated finder's fee share purchase warrants issued on March 19, 2004 (the "Warrants"), which were set to expire on November 14, 2004, until February 28, 2005 along with increasing the exercise price of such Warrants by $0.05 every month starting on November 15, 2004 for an exercise price of $1.55 on November 15, 2004, $1.60 on December 15, 2004, $1.65 on January 15, 2005, and $1.70 on
February 15, 2005.

       As of December 31, 2004, there have been 991,782 share purchase warrants exercised to acquire 991,782 shares of common stock of the Company.

       On August 24, 2004, the Company issued 12,500 shares of common stock to a corporation for services rendered.

       On October 12, 2004, the Company entered into a Pledge, Escrow and Promissory Note Agreement with Lily Wang, the CFO and a director of the Company, whereby Lily Wang has agreed to grant the Company security on 3,000,000 common shares in the capital of the Company owned by Lily Wang as security for the amount of US$1,849,000 owed by Lily Wang to the Company, and whereby Lily Wang is to make payments in accordance with the Pledge, Escrow and Promissory Note Agreement.

       On October 12, 2004, the Company entered into a Pledge, Escrow and Indemnity Agreement with Heping Wang, a director of the Company, whereby Heping Wang has agreed to grant the Company security on 1,500,000 common shares in the capital of the Company owned by Heping Wang as security for the amount of 9,000,000 RMB that the Company owes to the China Venture Fund on demand (the "Loan"), which Loan was acquired by the Company in the course of acquiring Tangshan Yian Biological Engineering Co., Ltd. from Heping Wang and for which Heping Wang agreed to indemnify and pay the Company for all payments and costs of the Loan as and when incurred by the Company and within 30 days of demand for any indemnity.

       On October 14, 2004, the Company and Heping Wang entered into a Letter Agreement whereby the Company and Heping Wang have agreed that the Company will not be required to pay the US$2,200,000.00 that it owes to Heping Wang, which was part of the consideration to be paid by the Company to Hepiong Wang for the purchase of 100% of the issued and outstanding shares of Tangshan Yian Biological Engineering Co., Ltd. ("Tangshan Yian"), and which is due and payable on January 30, 2005, until Heping Wang first pays the US$2,600,000.00 that he owes to Tangshan Yian, which is now a wholly-owned subsidiary of the Company.

       Except for this Securities Purchase Agreement, the Company expect to receive subscriptions to acquire up to 500,000 units (each a "Unit") of the Company at a price of $3.00 per Unit. Each Unit consists of one share of common stock of the Company and one non-transferable share purchase warrant (each a "Warrant"). Each Warrant will entitle the eligible owner to purchase one additional common share of the Company (each a "Warrant Share") for the period commencing upon the date of issuance of the Units by the Board and expiring on the earlier of:

       (a)    October 15, 2006; and

       (b) fifteen (15) business days from date that the Company provides notice in writing to the Subscriber that: (i) the Company has registered on a Form F-1, or other appropriate registration statement, the Warrant Shares underlying the Warrants; (ii) the Company being a reporting and trading issuer listed in good standing on a public trading forum; and (iii) the Company's common shares have been trading or traded at a price of US$5.00 or more for a period of ten (10) days.

       (the "Warrant Exercise Period")

The Warrant Shares shall have an exercise price of U.S. $3.35 per Warrant Share for the first twelve (12) months, and if still available after twelve (12) months, the Warrant Shares shall have an exercise price of U.S. $4.00 per Warrant Share until October 15, 2006.

Other Arrangements under which the Company may become bound to issue Securities
-------------------------------------------------------------------------------

       1. Shares of common stock of the Company to be issued in accordance with the Warrants and Piggyback Warrants issued on February 24, 2004 and March 19, 2004.
       2. Certain finder's fees payable to Roberto Ebrahimi, which includes, but is not limited to, shares of common stock of the Company and warrants to acquire shares of common stock of the Company in accordance with Consulting Services and Finder's Fee Agreement entered into between the Company and Roberto Ebrahimi.
       3. Certain finder's fees payable to Gemstone Securities LLC, which includes, but is not limited to, warrants to acquire shares of common stock of the Company.
       4. Certain finder's fees payable to Credit Suisse Advisory Partners AG, which includes, but is not limited to, warrants to acquire shares of common stock of the Company in accordance with the Financial Advisory Agreement entered into between the Company and Credit Suisse Advisory Partners AG.

               Schedule 3.1(h) - SEC Reports; Financial Statements
               ---------------------------------------------------

       The information on this Schedule 3.1(h) modifies the representation and warranty set forth in Section 3.1(h) of the Securities Purchase Agreement:

       1. The Company makes no representation or warranty regarding whether it may have failed to file reports required to be filed by it under the Exchange Act (the "SEC Reports") for the two years preceding the date hereof on a timely basis. The Company does represent and warrant that, if it has failed to file reports required to be filed by it under the Exchange Act for the two years preceding the date hereof on a timely basis that its failure will not result in a Material Adverse Effect.

       2. The Company makes no representation or warranty regarding whether the SEC Reports when filed contained untrue statements of material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. However, the Company represents and warrants that if any untrue statement or omission was made in the SEC Reports, the untrue statement or omission will not result in a Material Adverse Effect.

                       Schedule 3.1(i) - Material Changes
                       ----------------------------------

       The information on this Schedule 3.1(i) modifies the representation and warranty set forth in Section 3.1(i) of the Securities Purchase Agreement:

       On November 30, 2004, the Company entered into a share purchase agreement (the "Share Purchase Agreement") with China Bioway Biotech Group Co., Ltd. ("Bioway"), Beijing Keding Co., Ltd. ("Keding") and Shenzhen Bio-Port Co., Ltd. ("Shenzhen") to acquire 13,000,000 (9.73%) of the issued and outstanding shares of Sinovac Biotech Co., Ltd. ("Sinovac (Beijing)"), the majority owned subsidiary of the Company, owned by Bioway, 3,890,000 (2.91%) of the issued and outstanding shares of Sinovac (Beijing) owned by Keding and 10,580,000 (7.92%) of the issued and outstanding shares of Sinovac (Beijing) owned by Shenzhen in exchange for US$1,570,000 in cash to Bioway, US$470,000 in cash to Keding and US$1,270,000 to Shenzhen. The closing date is set for December 30, 2004 (the "Closing Date"), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the parties to the Share Purchase Agreement. If the Closing Date has not occurred by January 30, 2005, subject to an extension as may be mutually agreed to by the parties for a maximum of 14 days per extension, then the parties shall each have the option to terminate the Share Purchase Agreement by delivery of written notice to the other parties. The Company's Board of Directors approved the entering into the Share Purchase Agreement to acquire the additional 20.56% of the issued and outstanding shares of Sinovac (Beijing) on November 30, 2004.

       On  December  16,  2004,  the Company  entered  into an Avian Flu Vaccine
Co-Development Agreement with the Chinese Centre of Disease Control and Prevention ("China CDC"). The two parties intend to apply for government funding for this Avian Flu Vaccine Co-Development project. Under the terms of the agreement, the new drug certificate, production license and patents will be applied for by the Company and as a result, the commercial rights will be owned by the Company.

                      Schedule 3.1(m) - Regulatory Permits
                      ------------------------------------


1.     Document  from the  Ministry  of  Science &  Technology  of the  People's
       Republic  of China - Exhibit  99.5 to the Form 6-K filed on  February  4,
       2004.

2. Test Reports of National Institute for the Control of Pharmaceutical & Biological Products - Exhibit 99.6 to the Form 6-K filed on February 4, 2004.

3.     Certificate  issued  from  the  Food & Drug  Administration  of the PRC -
       Exhibit 99.7 to the Form 6-K filed on February 4, 2004.

4. Certificate of Good Manufacturing Practices for Pharmaceutical Products with respect to Inactivated Hepatitis A Vaccine (Small Volume Parenteral Solution) issued on March 5, 2002 and remaining valid until March 5, 2003.

5. Certificate of Good Manufacturing Practices for Pharmaceutical Products with respect to Inactivated Hepatitis A Vaccine issued on May 7, 2003 and remaining valid until May 6, 2008.

                           Schedule 3.1(p) - Insurance
                           ---------------------------

       The information on this Schedule 3.1(p) modifies the representation and warranty set forth in Section 3.1(p) of the Securities Purchase Agreement:


       The Company does not maintain any insurance agreements or arrangements.

                         Schedule 3.1(s) - Certain Fees
                         ------------------------------

       The information on this Schedule 3.1(s) modifies the representation and warranty set forth in Section 3.1(s) of the Securities Purchase Agreement:

       The Company will be paying certain finder's fees to Gemstone Securities LLC, which includes cash and warrants to acquire shares of common stock of the Company with respect to the transaction contemplated by the Securities Purchase Agreement. In addition, the Company will be paying certain finder's fees to Credit Suisse Advisory Partners AG, which includes cash and warrants to acquire shares of common stock of the Company with respect to the transaction contemplated by the Securities Purchase Agreement.

                      Schedule 3.1(v) - Registration Rights
                      -------------------------------------

       The information on this Schedule 3.1(v) modifies the representation and warranty set forth in Section 3.1(v) of the Securities Purchase Agreement:

       The Company is required under the Registration Rights Agreement which is Exhibit A to the Securities Purchase Agreement to register the Securities to be issued under the Securities Purchase Agreement. In addition, the Company may be required in a possible future financing(s) to register securities issued by the Company in accordance with the Financial Advisory Agreement entered into between the Company and Credit Suisse Advisory Partners AG.

                         Schedule 3.1(ee) - Accountants
                         ------------------------------

       The Company's accountants are Moore Stephens Ellis Foster Ltd.

                         Schedule 4.7 - Use of Proceeds
                         ------------------------------

       The information on this Schedule 4.7 modifies the representation and warrant set forth in Section 4.7 of the Securities Purchase Agreement:

       The Company will be using some or all of the net proceeds from the sale of the Securities hereunder for working capital purposes and for the acquisition of the additional 20.56% of Sinovac Biotech Co., Ltd. from China Bioway Biotech Group Co., Ltd., Beijing Keding Co., Ltd. and Shenzhen Bio-Port Co., Ltd.